                                                                    EXHIBIT 10.6

                            FORM OF CONVERTIBLE NOTE



THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES (AS DEFINED IN REGULATION S UNDER THE ACT) OR TO OR FOR THE ACCOUNT OR BENEFIT OF U.S. PERSONS (AS DEFINED IN REGULATION S) EXCEPT PURSUANT TO REGISTRATION UNDER OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT.


                                 UNICOMP, INC.

                   7% CONVERTIBLE NOTE DUE DECEMBER 24, 1997


THIS NOTE is one of a duly authorized issue of Convertible Notes of UNICOMP, INC., a corporation duly organized and existing under the laws of the state of Colorado (the "Company") designated as its 7% Convertible Note Due December 24, 1997, in an aggregate principal amount of up to $2,000,000.

FOR VALUE RECEIVED, the Company promises to pay to purchaser or the registered holder hereof (the "Holder"), the principal sum of $250,000.00 (United States Dollars) on December 24, 1997 (the "Maturity Date"), and to pay interest on the principal sum outstanding from time to time in arrears on the Maturity Date, at the rate of 7% per annum accruing from the date of issuance. Accrual of interest shall commence on the first business day to occur after the date hereof until repayment in full of the principal sum has been made or duly provided for. Accrued and unpaid interest shall bear interest at the same rate from the due date of the interest payment until paid. The interest so payable will be paid on the Maturity Date to the person in whose name this Note (or one or more predecessor Notes) is registered on the records of the Company regarding registration and transfers of the Notes (the "Note Register") on the tenth day prior to the Maturity Date; provided, however, that the Company's obligation to a transferee of this Note arises only if such transfer, sale or other disposition is made in accordance with the terms and conditions of the Initial Offshore Securities Subscription Agreement executed by the original Holder. The principal of, and interest on, this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, at the address last appearing on the Note Register of the Company as designated in writing by the Holder from time to time. The Company will pay the principal of and interest upon this Note on the Maturity Date, less any amounts required by law to be deducted, to the registered Holder of this Note as of the tenth day prior to the Maturity Date and addressed to such Holder at the last address appearing on the Note Register. The forwarding of such check shall constitute a payment of principal and interest hereunder and shall satisfy and discharge the liability for principal and interest on this Note to the extent of the sum represented by such check plus any amounts so deducted.

This Note is subject to the following additional provisions:

1. The Notes are issuable in denominations of $100,000 and integral multiples thereof.

2. The Company shall be entitled to withhold from all payments of principal of, and interest on, this Note any amounts required to be withheld under the applicable provisions of the United States income tax laws or other applicable laws at the time of such payments.

3. This Note has been issued subject to investment representations of the original purchaser hereof and may be transferred or exchanged only in compliance with the Securities Act of 1933, as amended (the "Act"). Prior to due presentment for or transfer of this Note, the Company and any agent of the Company may treat the person in whose name this Note is duly registered on the Company's Note Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Note be overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.

4. The Holder of this Note is entitled, at its option, at any time commencing sixty one (61) days after the Closing Date as defined in the Initial Offshore Securities Subscription Agreement until maturity hereof to convert 1/5 of the original aggregate principal amount subscribed for or any portion of the principal amount hereof into shares of common stock of the Company ("Shares") at a conversion price for each share of common stock equal to the lesser of the closing bid price on December 20, 1995, or eighty five percent (85%) of the Market Price of the Company's common stock. In the event of any stock split, dividend, combination or similar event, the conversion price will be subject to appropriate adjustment. The remaining 4/5 of the original principal amount of this Note will be subject to the above noted terms with the exception that it will not be convertible into Shares of common stock until the expiration of seventy one (71) days after the Closing Date (i.e., 1/5 of the original aggregate principal amount), eighty one (81) days after the Closing Date (i.e., 1/5 of the original aggregate principal amount), ninety one (91) days after the Closing Date (i.e., 1/5 of the original aggregate principal amount) and one hundred and one (101) days after the Closing Date (i.e., 1/5 of the original aggregate principal amount), respectively. For purposes of this section, the Market Price shall be the closing bid price of the common stock the day prior to the date of conversion as reported by the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), or the closing bid price in the over-the-counter market the day prior to the date of conversion or, in the event the common stock is listed on a stock exchange, the Market Price per Share shall be the closing bid price on such exchange the day prior to the date of conversion as reported in the Wall Street Journal. Such conversion shall be effectuated by surrendering the Notes to be converted to the Company, with the form of conversion notice attached to the Note as Exhibit A, executed by the Holder of the Note evidencing such Holder's intention to convert this Note, and accompanied, if required by the Company, by proper assignment hereof in blank. Interest accrued or accruing from the date of issuance to the date of conversion shall be paid in shares of common stock of the Company, calculated at the same conversion price as the principal amount as determined above and shall constitute payment in full of any such interest on the same terms as would otherwise apply to the conversion of the principal amount hereof. No fractional Shares or scrip representing fractions of Shares will be issued on conversion, but the number of Shares issuable shall be rounded to the nearest whole Share. The date on which notice of conversion is given shall be deemed to be the date on which the Holder has delivered this Note, with the conversion notice duly executed, to the Company, or if earlier, the date set forth in such notice of conversion if the Note is received by the Company within five business days thereafter.

5. No provision of this Note shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and interest on, this Note at the time, place, and rate, and in the coin or currency, herein prescribed. This Note and all other Notes now or hereafter issued on similar terms are direct obligations of the Company. This Note ranks equally with all other Notes now or hereafter issued under the terms set forth herein. Repayment of this Note shall be subordinate in all respects to any Note or other indebtedness of the Company, whether outstanding as of the date of this Note or hereafter incurred.

6. The Company hereby expressly waives demand and presentment for payment, notice of nonpayment, protest, notice of protest, notice of dishonor, notice of acceleration or intent to accelerate, bringing of suit and diligence in taking any action to collect amounts called for hereunder and shall be directly and primarily liable for the payment of all sums owing and to be owing hereon, regardless of and without any notice, diligence, act or omission as or with respect to the collection of any amount called for hereunder.

7. If one or more of the "Events of Default" as described in paragraph 8 shall occur, the Company agrees to pay all costs and expenses, including reasonable attorneys' fees, which may be incurred by Holder in collecting any amount due under this Note.

8. If one or more of the following described "Events of Default" shall occur:

         (a) The Company shall default in the payment of principal or interest on this Note; or

         (b) Any of the representations or warranties made by the Company herein, in the Initial Offshore Securities Subscription Agreement dated as of December 20, 1995 between the Company and the Holder (the "Subscription Agreement"), or in any certificate or financial or other statements heretofore or hereafter furnished by or on behalf of the Company in connection with the execution and delivery of this Note or the Subscription Agreement shall be false or misleading in any material respect at the time made; or

         (c) The Company shall fail to perform or observe any other covenant, term, provision, condition, agreement or obligation of the Company under this Note and such failure shall continue uncured for a period of seven (7) days after notice from the Holder of such failure; or

         (d) The Company shall (1) become insolvent; (2) admit in writing its inability to pay its debts as they mature; (3) make an assignment for the benefit of creditors or commence proceedings for its dissolution; or (4) apply for or consent to the appointment of a trustee, liquidator or receiver for it or for a substantial part of its property or business; or

         (e) A trustee, liquidator or receiver shall be appointed for the Company or for a substantial part of its property or business without its consent and shall not be discharged within thirty
                 (30) days after such appointment; or

         (f) Any governmental agency or any court of competent jurisdiction at the instance of any governmental agency shall assume custody or control of the whole or any substantial portion of the properties or assets of the Company and shall not be dismissed within thirty (30) days thereafter; or

         (g) Any money judgment, writ or warrant of attachment, or similar process except mechanics and materialmen's liens incurred in the ordinary course of business in excess of Two Hundred Thousand Dollars ($200,000) in the aggregate shall be entered or filed against the Company or any of its properties or other assets and shall remain unvacated, unbonded or unstayed for a period of fifteen (15) days or in any event later than five
                 (5) days prior to the date of any proposed sale thereunder; or

         (h) Bankruptcy, reorganization, insolvency or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Company and, if instituted against the Company, shall not be dismissed, stayed or bonded within ninety (90) days after such institution or the Company shall by any action or answer approve of, consent to, or acquiesce in any such proceedings or admit the material allegations of, or default in answering a petition filed in any such proceeding; or

         (i) The company shall have its common stock delisted from an exchange or NASDAQ.

         Then, or at any time thereafter, and in each and every such case, unless such Event of Default shall have been waived in writing by the Holder (which waiver shall not be deemed to be a waiver of any subsequent default) at the option of the Holder and in the Holder's sole discretion, the Holder may consider this Note immediately due and payable, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived, anything herein or in any note or other instruments contained to the contrary notwithstanding, and the Holder may immediately, and without expiration of any period of grace, enforce any and all of the Holder's rights and remedies provided herein or any other rights or remedies afforded by law.

9. For so long as any amount payable under this Note remains unpaid, the Company shall furnish to the Holder the following information:

         (a) No later than ninety (90) days following the end of each fiscal year, beginning with the fiscal year ending February 28, 1996, consolidated balance sheets, statements of income and statements of cash flow and shareholders' equity of the Company and its subsidiaries, if any, prepared in accordance with generally accepted accounting principles ("GAAP"), and audited by a firm of independent public accountants (i.e., 10K).

         (b) Within forty-five (45) days after the end of each quarter (except the fourth quarter) of each fiscal year, consolidated balance sheets, statements of income and statements of cash flow and shareholders' equity of the Company and its subsidiaries, if any, including a summary discussion of major variances, if any, between such quarterly statement and the budget (i.e., 10Q's).

10. The Company covenants and agrees that until all amounts due under this Note have been paid in full, by conversion or otherwise, unless the Holder waives compliance in writing, the Company shall:

         (a) Give prompt written notice to the Holder of any Event of Default as defined in this Note or of any other matter which has resulted in, or could reasonably be expected to result in, a materially adverse change in its financial condition or operations.

         (b) Give prompt notice to the Holder of any claim, action or proceeding which, in the event of any unfavorable outcome, would or could reasonably be expected to have a material adverse effect on the financial condition of the Company.

         (c) At all times reserve and keep available out of its authorized but unissued stock, for the purpose of effecting the conversion of this Note such number of its duly authorized shares of common stock as shall from time to time be sufficient to effect the conversion of the outstanding principal balance of this Note into shares of common stock.

         (d) Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Note and

                 (i) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it, or

                 (ii) in the case of mutilation, upon surrender and cancellation of this Note,

                 the Company at its expense will execute and deliver a new Note, dated the date of the lost, stolen, destroyed or mutilated Note.

11. The Holder of this Note agrees to bear the cost of any U.S. withholding tax on interest payable under this Note.

12. The Holder of this Note, by acceptance hereof, agrees that this Note is being acquired for investment and that such Holder will not offer, sell or otherwise dispose of this Note or the Shares of common stock issuable upon exercise thereof except under circumstances which will not result in a violation of the Act or any applicable state Blue Sky laws or similar laws relating to the sale of securities.

13. In case any provision of this Note is held by a court of competent jurisdiction to be excessive in scope or otherwise invalid or unenforceable, such provision shall be adjusted rather than voided, if possible, so that it is enforceable to the maximum extent possible, and the validity and enforceability of the remaining provisions of this Note will not in any way be affected or impaired thereby.

14. This Note constitutes the full and entire understanding and agreement between the Company and the Holder with respect to the subject hereof. Neither this Note nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the Company and the Holder.

15. This Note shall be governed by and construed in accordance with the laws of the state of New Jersey.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by an officer thereunto duly authorized.


UNICOMP, INC.


DATED: December 20, 1995                 BY: its President Stephen A. Hafer
      -----------------------------         --------------------------------



[HOLDER]



DATED:                                   BY:
      -----------------------------         --------------------------------

                                   EXHIBIT A

                              NOTICE OF CONVERSION


    (To be Executed by the Registered Holders in order to Convert the Note)


The undersigned hereby irrevocably elects to convert the above Note No. ______ into Shares of common stock of UNICOMP, INC. (the "Company") according to the conditions hereof, as of the date written below.




                                 ----------------------------------------
                                 Date of Conversion(*)




                                 ----------------------------------------
                                 Applicable Conversion Price




                                 ----------------------------------------
                                 Signature




                                 ----------------------------------------
                                 Name


                                 Address:


                                 ----------------------------------------


                                 ----------------------------------------





(*)This original Note and Notice of Conversion must be received by the Company by the fifth business date following the Date of Conversion.

                            FORM OF CONVERTIBLE NOTE



THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES (AS DEFINED IN REGULATION S UNDER THE ACT) OR TO OR FOR THE ACCOUNT OR BENEFIT OF U.S. PERSONS (AS DEFINED IN REGULATION S) EXCEPT PURSUANT TO REGISTRATION UNDER OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT.


                                 UNICOMP, INC.

                   7% CONVERTIBLE NOTE DUE DECEMBER 24, 1997


THIS NOTE is one of a duly authorized issue of Convertible Notes of UNICOMP, INC., a corporation duly organized and existing under the laws of the state of Colorado (the "Company") designated as its 7% Convertible Note Due December 24, 1997, in an aggregate principal amount of up to $2,000,000.

FOR VALUE RECEIVED, the Company promises to pay to purchaser or the registered holder hereof (the "Holder"), the principal sum of $100,000.00 (United States Dollars) on December 24, 1997 (the "Maturity Date"), and to pay interest on the principal sum outstanding from time to time in arrears on the Maturity Date, at the rate of 7% per annum accruing from the date of issuance. Accrual of interest shall commence on the first business day to occur after the date hereof until repayment in full of the principal sum has been made or duly provided for. Accrued and unpaid interest shall bear interest at the same rate from the due date of the interest payment until paid. The interest so payable will be paid on the Maturity Date to the person in whose name this Note (or one or more predecessor Notes) is registered on the records of the Company regarding registration and transfers of the Notes (the "Note Register") on the tenth day prior to the Maturity Date; provided, however, that the Company's obligation to a transferee of this Note arises only if such transfer, sale or other disposition is made in accordance with the terms and conditions of the Initial Offshore Securities Subscription Agreement executed by the original Holder. The principal of, and interest on, this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, at the address last appearing on the Note Register of the Company as designated in writing by the Holder from time to time. The Company will pay the principal of and interest upon this Note on the Maturity Date, less any amounts required by law to be deducted, to the registered Holder of this Note as of the tenth day prior to the Maturity Date and addressed to such Holder at the last address appearing on the Note Register. The forwarding of such check shall constitute a payment of principal and interest hereunder and shall satisfy and discharge the liability for principal and interest on this Note to the extent of the sum represented by such check plus any amounts so deducted.

This Note is subject to the following additional provisions:

1. The Notes are issuable in denominations of $100,000 and integral multiples thereof.

2. The Company shall be entitled to withhold from all payments of principal of, and interest on, this Note any amounts required to be withheld under the applicable provisions of the United States income tax laws or other applicable laws at the time of such payments.

3. This Note has been issued subject to investment representations of the original purchaser hereof and may be transferred or exchanged only in compliance with the Securities Act of 1933, as amended (the "Act"). Prior to due presentment for or transfer of this Note, the Company and any agent of the Company may treat the person in whose name this Note is duly registered on the Company's Note Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Note be overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.

4. The Holder of this Note is entitled, at its option, at any time commencing sixty one (61) days after the Closing Date as defined in the Initial Offshore Securities Subscription Agreement until maturity hereof to convert 1/5 of the original aggregate principal amount subscribed for or any portion of the principal amount hereof into shares of common stock of the Company ("Shares") at a conversion price for each share of common stock equal to the lesser of the closing bid price on December 20, 1995, or eighty five percent (85%) of the Market Price of the Company's common stock. In the event of any stock split, dividend, combination or similar event, the conversion price will be subject to appropriate adjustment. The remaining 4/5 of the original principal amount of this Note will be subject to the above noted terms with the exception that it will not be convertible into Shares of common stock until the expiration of seventy one (71) days after the Closing Date (i.e., 1/5 of the original aggregate principal amount), eighty one (81) days after the Closing Date (i.e., 1/5 of the original aggregate principal amount), ninety one (91) days after the Closing Date (i.e., 1/5 of the original aggregate principal amount) and one hundred and one (101) days after the Closing Date (i.e., 1/5 of the original aggregate principal amount), respectively. For purposes of this section, the Market Price shall be the closing bid price of the common stock the day prior to the date of conversion as reported by the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), or the closing bid price in the over-the-counter market the day prior to the date of conversion or, in the event the common stock is listed on a stock exchange, the Market Price per Share shall be the closing bid price on such exchange the day prior to the date of conversion as reported in the Wall Street Journal. Such conversion shall be effectuated by surrendering the Notes to be converted to the Company, with the form of conversion notice attached to the Note as Exhibit A, executed by the Holder of the Note evidencing such Holder's intention to convert this Note, and accompanied, if required by the Company, by proper assignment hereof in blank. Interest accrued or accruing from the date of issuance to the date of conversion shall be paid in shares of common stock of the Company, calculated at the same conversion price as the principal amount as determined above and shall constitute payment in full of any such interest on the same terms as would otherwise apply to the conversion of the principal amount hereof. No fractional Shares or scrip representing fractions of Shares will be issued on conversion, but the number of Shares issuable shall be rounded to the nearest whole Share. The date on which notice of conversion is given shall be deemed to be the date on which the Holder has delivered this Note, with the conversion notice duly executed, to the Company, or if earlier, the date set forth in such notice of conversion if the Note is received by the Company within five business days thereafter.

5. No provision of this Note shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and interest on, this Note at the time, place, and rate, and in the coin or currency, herein prescribed. This Note and all other Notes now or hereafter issued on similar terms are direct obligations of the Company. This Note ranks equally with all other Notes now or hereafter issued under the terms set forth herein. Repayment of this Note shall be subordinate in all respects to any Note or other indebtedness of the Company, whether outstanding as of the date of this Note or hereafter incurred.

6. The Company hereby expressly waives demand and presentment for payment, notice of nonpayment, protest, notice of protest, notice of dishonor, notice of acceleration or intent to accelerate, bringing of suit and diligence in taking any action to collect amounts called for hereunder and shall be directly and primarily liable for the payment of all sums owing and to be owing hereon, regardless of and without any notice, diligence, act or omission as or with respect to the collection of any amount called for hereunder.

7. If one or more of the "Events of Default" as described in paragraph 8 shall occur, the Company agrees to pay all costs and expenses, including reasonable attorneys' fees, which may be incurred by Holder in collecting any amount due under this Note.

8. If one or more of the following described "Events of Default" shall occur:

         (a) The Company shall default in the payment of principal or interest on this Note; or

         (b) Any of the representations or warranties made by the Company herein, in the Initial Offshore Securities Subscription Agreement dated as of December 20, 1995 between the Company and the Holder (the "Subscription Agreement"), or in any certificate or financial or other statements heretofore or hereafter furnished by or on behalf of the Company in connection with the execution and delivery of this Note or the Subscription Agreement shall be false or misleading in any material respect at the time made; or

         (c) The Company shall fail to perform or observe any other covenant, term, provision, condition, agreement or obligation of the Company under this Note and such failure shall continue uncured for a period of seven (7) days after notice from the Holder of such failure; or

         (d) The Company shall (1) become insolvent; (2) admit in writing its inability to pay its debts as they mature; (3) make an assignment for the benefit of creditors or commence proceedings for its dissolution; or (4) apply for or consent to the appointment of a trustee, liquidator or receiver for it or for a substantial part of its property or business; or

         (e) A trustee, liquidator or receiver shall be appointed for the Company or for a substantial part of its property or business without its consent and shall not be discharged within thirty
                 (30) days after such appointment; or

         (f) Any governmental agency or any court of competent jurisdiction at the instance of any governmental agency shall assume custody or control of the whole or any substantial portion of the properties or assets of the Company and shall not be dismissed within thirty (30) days thereafter; or

         (g) Any money judgment, writ or warrant of attachment, or similar process except mechanics and materialmen's liens incurred in the ordinary course of business in excess of Two Hundred Thousand Dollars ($200,000) in the aggregate shall be entered or filed against the Company or any of its properties or other assets and shall remain unvacated, unbonded or unstayed for a period of fifteen (15) days or in any event later than five
                 (5) days prior to the date of any proposed sale thereunder; or

         (h) Bankruptcy, reorganization, insolvency or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Company and, if instituted against the Company, shall not be dismissed, stayed or bonded within ninety (90) days after such institution or the Company shall by any action or answer approve of, consent to, or acquiesce in any such proceedings or admit the material allegations of, or default in answering a petition filed in any such proceeding; or

         (i) The company shall have its common stock delisted from an exchange or NASDAQ.

         Then, or at any time thereafter, and in each and every such case, unless such Event of Default shall have been waived in writing by the Holder (which waiver shall not be deemed to be a waiver of any subsequent default) at the option of the Holder and in the Holder's sole discretion, the Holder may consider this Note immediately due and payable, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived, anything herein or in any note or other instruments contained to the contrary notwithstanding, and the Holder may immediately, and without expiration of any period of grace, enforce any and all of the Holder's rights and remedies provided herein or any other rights or remedies afforded by law.

9. For so long as any amount payable under this Note remains unpaid, the Company shall furnish to the Holder the following information:

         (a) No later than ninety (90) days following the end of each fiscal year, beginning with the fiscal year ending February 28, 1996, consolidated balance sheets, statements of income and statements of cash flow and shareholders' equity of the Company and its subsidiaries, if any, prepared in accordance with generally accepted accounting principles ("GAAP"), and audited by a firm of independent public accountants (i.e., 10K).

         (b) Within forty-five (45) days after the end of each quarter (except the fourth quarter) of each fiscal year, consolidated balance sheets, statements of income and statements of cash flow and shareholders' equity of the Company and its subsidiaries, if any, including a summary discussion of major variances, if any, between such quarterly statement and the budget (i.e., 10Q's).

10. The Company covenants and agrees that until all amounts due under this Note have been paid in full, by conversion or otherwise, unless the Holder waives compliance in writing, the Company shall:

         (a) Give prompt written notice to the Holder of any Event of Default as defined in this Note or of any other matter which has resulted in, or could reasonably be expected to result in, a materially adverse change in its financial condition or operations.

         (b) Give prompt notice to the Holder of any claim, action or proceeding which, in the event of any unfavorable outcome, would or could reasonably be expected to have a material adverse effect on the financial condition of the Company.

         (c) At all times reserve and keep available out of its authorized but unissued stock, for the purpose of effecting the conversion of this Note such number of its duly authorized shares of common stock as shall from time to time be sufficient to effect the conversion of the outstanding principal balance of this Note into shares of common stock.

         (d) Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Note and

                 (i) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it, or

                 (ii) in the case of mutilation, upon surrender and cancellation of this Note,

                 the Company at its expense will execute and deliver a new Note, dated the date of the lost, stolen, destroyed or mutilated Note.

11. The Holder of this Note agrees to bear the cost of any U.S. withholding tax on interest payable under this Note.

12. The Holder of this Note, by acceptance hereof, agrees that this Note is being acquired for investment and that such Holder will not offer, sell or otherwise dispose of this Note or the Shares of common stock issuable upon exercise thereof except under circumstances which will not result in a violation of the Act or any applicable state Blue Sky laws or similar laws relating to the sale of securities.

13. In case any provision of this Note is held by a court of competent jurisdiction to be excessive in scope or otherwise invalid or unenforceable, such provision shall be adjusted rather than voided, if possible, so that it is enforceable to the maximum extent possible, and the validity and enforceability of the remaining provisions of this Note will not in any way be affected or impaired thereby.

14. This Note constitutes the full and entire understanding and agreement between the Company and the Holder with respect to the subject hereof. Neither this Note nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the Company and the Holder.

15. This Note shall be governed by and construed in accordance with the laws of the state of New Jersey.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by an officer thereunto duly authorized.


UNICOMP, INC.


DATED: December 20, 1995                  BY:  its President Stephen A. Hafer
      ----------------------------           --------------------------------



[HOLDER]



DATED:                                    BY:
      ----------------------------           --------------------------------

                                   EXHIBIT A

                              NOTICE OF CONVERSION


    (To be Executed by the Registered Holders in order to Convert the Note)


The undersigned hereby irrevocably elects to convert the above Note No. ______ into Shares of common stock of UNICOMP, INC. (the "Company") according to the conditions hereof, as of the date written below.




                                   -----------------------------------------
                                   Date of Conversion(*)




                                   -----------------------------------------
                                   Applicable Conversion Price




                                   -----------------------------------------
                                   Signature




                                   -----------------------------------------
                                   Name


                                   Address:


                                   -----------------------------------------


                                   -----------------------------------------





(*)This original Note and Notice of Conversion must be received by the Company by the fifth business date following the Date of Conversion.